                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )
                                                        ---

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.            [ ]  Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2))

[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

January 18, 2005

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for Loomis Sayles Government Securities Fund. The fund will hold a special meeting of shareholders on March 10, 2005 at 2:00 p.m. Eastern time, at the offices of IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, an affiliate of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser of the Loomis Sayles Government Securities Fund. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.

Q: What is the proposal?      You are being asked to approve the merger of
                              Loomis Sayles Government Securities Fund into
                              Loomis Sayles Limited Term Government and Agency
                              Fund. If the merger is approved, you will receive corresponding shares of Loomis Sayles Limited Term
                              Government and Agency Fund.

Q: Why is this change being   The proposed merger of Loomis Sayles Government
proposed and what does it     Securities Fund into Loomis Sayles Limited Term
mean to me?                   Government and Agency Fund seeks to provide
                              shareholders of Loomis Sayles Government
                              Securities Fund with an opportunity to invest in a larger combined fund that Loomis Sayles and IXIS
                              Advisors believe has better prospects for long-term growth. Here are some of the advantages of this merger:

                              Lower expenses and better growth prospects.
                              Shareholders of the Loomis Sayles Government
                              Securities Fund are expected to experience lower expenses after the merger. Additionally, Loomis Sayles and IXIS Advisors believe that the Loomis Sayles Limited Term Government and Agency Fund has better prospects for growth, which may result in economies of scale and decreased fund expenses.

                              Same level of service. As a shareholder of Loomis Sayles Limited Term Government and Agency Fund, you will continue to enjoy the same services you currently receive as a Loomis Sayles Government Securities Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

                              Continued investment in CDC Nvest Funds. If the acquisition is approved, Loomis Sayles Government Securities Fund shareholders will keep their investment in the CDC Nvest Funds family - as well as the benefit of exchange privileges.

                                                                  (Over, please)

Q: What are some of the       Both Funds invest primarily in securities issued
differences in the            or guaranteed by the U.S. government, its agencies
principal investment          or instrumentalities. However, the Loomis Sayles
strategies of both funds?     Government Securities Fund generally seeks
                              securities with an average maturity of ten years or more while the Loomis Sayles Limited Term
                              Government and Agency Fund generally seeks securities with an effective duration range of two to four years. Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Limited Term
                              Government and Agency Fund and Loomis Sayles
                              Government Securities Fund.

Q: Who are the portfolio      Loomis Sayles Limited Term Government and Agency
managers of the Loomis        Fund is managed by the same experienced team as
Sayles Limited Term           Loomis Sayles Government Securities Fund. The
Government and Agency Fund?   managers, John Hyll and Clifton Rowe, CFA, have
                              nearly 35 years of combined investment experience.

Q: Who will bear the costs    The expenses related to the meeting and the
of this meeting?              solicitation of proxies will be borne by IXIS
                              Asset Management Advisors, L.P., and its affiliates, not by the Loomis Sayles Government
                              Securities Fund.

Q: What are the tax           The acquisition of Loomis Sayles Government
implications?                 Securities Fund is expected to be tax-free to
                              shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Alamo Direct, a professional proxy solicitation firm, has been retained to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


/s/ John T. Hailer
---------------------------
John T. Hailer
President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                                             Your Proxy Vote is important!

                                             And now you can Vote your Proxy on
                                             the PHONE or the INTERNET.

                                             It saves Money! Telephone and
                                             Internet voting saves postage
                                             costs. Savings which can help
                                             minimize fund expenses.

                                             It saves Time! Telephone and
                                             Internet voting is instantaneous -
                                             24 hours a day.

                                             It's Easy! Just follow these simple
                                             steps:

                                             1. Read your proxy statement and
                                             have it at hand.

                                             2. Call toll-free 1-866-241-6192 or
                                             go to website:
                                             https://vote.proxy-direct.com

                                             3. Follow the recorded or on-screen
                                             directions.

                                             4. Do not mail your Proxy Card when
                                             you vote by phone or Internet.

                  Please detach at perforation before mailing.

PROXY CARD          LOOMIS SAYLES GOVERNMENT SECURITIES FUND          PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 10, 2005

The undersigned hereby appoints Coleen Downs Dinneen, Russell Kane and Michael Kardok and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Loomis Sayles Government Securities Fund (the "Fund"), on March 10, 2005 at 2:00 pm. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                                             VOTE VIA THE TELEPHONE:
                                             1-866-241-6192
                                             VOTE VIA THE INTERNET:
                                             https://vote.proxy-direct.com
                                             999 99999 999 999

                                             Note: Please sign exactly as your
                                             name appears on this proxy card.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature of joint owner, if any

                                             -----------------------------------
                                             Date

   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                  Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE: [X]

                                                        FOR   AGAINST   ABSTAIN
1.   Approval of the Agreement and Plan of              [ ]     [ ]       [ ]
     Reorganization providing for the
     transfer of all assets of Loomis Sayles
     Government Securities Fund to, and the
     assumption of all of the liabilities of
     Loomis Sayles Government Securities Fund by, Loomis Sayles Limited Term
     Government and Agency Fund, and the
     distribution of such shares to the
     shareholders of Loomis Sayles Government
     Securities Fund in complete liquidation
     of Loomis Sayles Government Securities
     Fund.

  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  ALAMO DIRECT
          IXIS Asset Mgmt/WO#14800: TOUCH-TONE TELEPHONE VOTING SCRIPT
                            APPLICATION: "New App 4"
         PASSWAVE: X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyCDC14800
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
          "LOOMIS SAYLES GOVERNMENT SECURITIES FUND." (PSID 01) (FID01)
        CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) / REGULAR VOTING
                           EXPECTED MAIL DATE: xxxxxxx
                    MEETING DATE: Friday, March 18, 2005 2 pm
                   TEST CONTROL NUMBER (s): 800 99999 001 001

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of the
Loomis Sayles Government Securities Fund."

"Proposal 1:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (the shareholder's vote for that proposal is given)"

"To hear how you have voted, press 1."   "To cancel your vote, press 2."
"To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now."
To end this call, press 0 now.

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved." "If you would like to start the voting process again, press 1 now."
"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the number" speech (above)
If shareholder elects to end the call he/she will hear:
"Thank you for voting."

Call is terminated.

OUTBOUND PHONE SCRIPT
Loomis Sayles Government Securities Fund

Hello, my name is             and I am calling on behalf of Loomis Sayles
                  -----------
Government Securities Fund. May I please speak with                     Thank
                                                    -------------------
you for taking my call.

I am calling to let you know that a special shareholder meeting will be held on March 10, 2005 for shareholders to vote on an important proposal for Loomis Sayles Government Securities Fund.

Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your vote.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes may I please have your name and street address?

The Board of Trustees of the Fund recommends that you cast your vote for the approval of the reorganization. Would you like to vote as the Board recommends? (If the shareholder does not wish to vote as the Board recommends offer to review the proposal with them and ask them how they would like to vote- you can do this by clicking on the vote now link to review their vote card).

Your vote has been recorded. You have voted       , is that correct?
                                            ------

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

                           CDC Nvest Funds Webscreens

CDC Nvest Funds: Online Proxy Voting

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               Online Proxy Voting

               IXIS Asset Management Distributors, L.P. has announced an important proposal regarding Loomis Sayles Government Securities Fund, which require a shareholder vote. Loomis Sayles Government Securities Fund will hold a special meeting of shareholders on March 10, 2005 at 2:00 p.m. Eastern time, at the offices of IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

                    Loomis Sayles Government Securities Fund
                       Proxy letter to shareholders*
                       Official proxy statement*
                       Enter our Electronic Proxy Voting Center

               Remember - your vote counts

                                 Important note:

                    If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

               Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you

                           CDC Nvest Funds Webscreens

               plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy.

               If you vote electronically, you do not need to mail your proxy card.

               However, if you want to change your vote you may do so using the proxy card, telephone or Internet. Thank you for your cooperation in voting on these important proposals. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

               * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.

          For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Investors should consider a fund's objective, risks and expenses carefully before investing. This information, and other information, can be found in the fund's prospectus. Please read the prospectus carefully before investing. Other expenses, including sales charges, apply to a continued investment in the fund and are described in the fund's current prospectus.

          The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

          Copyright(C)2005 IXIS Asset Management Distributors, L.P. - All rights reserved.

                           CDC Nvest Funds Webscreens

                             Internet Voting Screens

PROXY DIRECT Internet Voting Campaign Proposal

     Shareholder:
     ALAMO SAMPLE CARD FOR
     LOOMIS SAYLES GOVERNMENT SECURITIES FUND, CLASS A
     280 OSER AVE
     HAUPPAUGE, NY 11788

     Account: 1234567890
     Previous vote: No Previous Vote Collected

     Loomis Sayles Government Securities Fund, Class A

     1.
     Approval of the Agreement and Plan of Reorganization providing for the transfer of all assets of Loomis Sayles Govenment Securities Fund to, and the assumption of all of the liabilities of Loomis Sayles Government Securities Fund by Loomis Sayles Limited Term Government and Agency Fund, and the ditribution of such shares to the shareholders of Loomis Sayles Government Securities Fund in complete liquidation of Loomis Sayles Government Securities Fund.

     For Against Abstain

Enter your e-mail address here if you would like an e-mail confirmation of your vote.

     Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (631)231-7900.

                                     Page 1